UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
October 4, 2005
F5 Networks, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 Elliott Avenue West
Seattle, WA 98119

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (206) 272-5555
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

Item 2.01 Completion of Acquisition or Disposition of Assets
     On October 4, 2005, F5 Networks, Inc. (“F5”) completed its previously announced acquisition of Swan Labs Corporation (“Swan Labs”), a privately held Delaware corporation headquartered in San Jose, California that provides WAN (Wide Area Network) optimization and application acceleration products and services. The acquisition was made pursuant to an Agreement and Plan of Merger, dated as of September 6, 2005, by and among F5, Sparrow Acquisition Corp., a wholly owned subsidiary of F5 (“Merger Sub”), Swan Labs and the stockholder representatives referred to therein (the “Merger Agreement”). Under the terms of the Merger Agreement, Merger Sub merged with and into Swan Labs, with Swan Labs continuing as a wholly owned subsidiary of F5 (the “Merger”). The aggregate purchase price payable to the former stockholders of Swan Labs was $43,000,000 in cash. $5,375,000 of the cash purchase price was placed in escrow for twelve (12) months as security for various indemnification obligations of the Swan Labs stockholders under the Merger Agreement. Prior to the closing of the Merger, there were no material relationships between or among F5 or any of its affiliates, officers or directors on the one hand, and Swan Labs or any of its affiliates, officers or directors on the other.
     The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed herewith as Exhibit 2.1 and is incorporated into this report by reference. A copy of a press release announcing the closing of the Merger is attached hereto as Exhibit 99.1 and is incorporated into this report by reference.
Item 8.01 Other Events
     On October 4, 2005, F5 issued a press release announcing the closing of the Merger, a copy of which is filed as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
     No financial statements relating to the Merger are required to be filed as part of this report pursuant to Rule 3-05 of Securities and Exchange Commission Regulation S-X.
(b) Pro Forma Financial Information
     No pro forma financial information relating to the Merger is required be filed as part of this report pursuant to Article 11 of Securities and Exchange Commission Regulation S-X.

(c) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated September 6, 2005, among F5 Networks, Inc., Sparrow Acquisition Corp., Swan Labs Corporation and the other parties referred to therein.

99.1	Press Release issued by F5 Networks, Inc. dated October 4, 2005.
The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2005	F5 NETWORKS, INC. (Registrant)

	By:	/s/ JOHN MCADAM

John McAdam
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated September 6, 2005, among F5 Networks, Inc., Sparrow Acquisition Corp., Swan Labs Corporation and the other parties referred to therein.

99.1	Press Release issued by F5 Networks, Inc. dated October 4, 2005.